Exhibit 99.2

ESSEX

PROPERTY TRUST, INC.

THIRD QUARTER 2016

EARNINGS RELEASE & SUPPLEMENTAL FINANCIAL INFORMATION

AVIARA

166 UNITS

MERCER ISLAND, WA

INVESTOR RELATIONS

Barb Pak

Vice President of Finance & Investor Relations

(650) 655-7800

ESSEX PROPERTY TRUST, INC.

1100 Park Place, Suite 200

San Mateo, CA 94403

(650) 655-7800

Q3 2016 Supplemental

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Nine Months Ended
(Dollars in thousands, except share and per share amounts)	September 30,		September 30,
	2016	2015	2016	2015

Revenues:
Rental and other property	$327,078	$302,522	$958,818	$876,852
Management and other fees	2,093	2,104	6,145	6,809
	329,171	304,626	964,963	883,661

Expenses:
Property operating	99,361	94,119	289,930	271,367
Depreciation and amortization	110,467	116,308	329,847	336,946
General and administrative	9,647	11,129	28,527	31,223
Merger and integration expenses	-	-	-	3,798
Acquisition and investment related costs	284	381	1,379	1,357
	219,759	221,937	649,683	644,691
Earnings from operations	109,412	82,689	315,280	238,970

Interest expense, net (1)	(53,550)	(50,053)	(155,647)	(148,401)
Interest and other income	4,943	7,367	19,560	14,820
Equity income from co-investments	9,568	7,179	38,932	15,962
Loss on early retirement of debt	(211)	-	(211)	-
Gain on sale of real estate and land	-	-	20,258	7,112
Deferred tax expense on gain on sale of real estate and land	-	-	(4,279)	-
Gain on remeasurement of co-investment	-	-	-	34,014
Net income	70,162	47,182	233,893	162,477
Net income attributable to noncontrolling interest	(4,601)	(3,545)	(14,483)	(11,295)
Net income attributable to controlling interest	65,561	43,637	219,410	151,182
Dividends to preferred stockholders	-	(1,314)	(1,314)	(3,941)
Excess of redemption value of preferred stock
over the carrying value	-	-	(2,541)	-
Net income available to common stockholders	$65,561	$42,323	$215,555	$147,241

Net income per share - basic	$1.00	$0.65	$3.29	$2.28

Shares used in income per share - basic	65,507,669	65,138,868	65,455,004	64,714,994

Net income per share - diluted	$1.00	$0.65	$3.29	$2.27

Shares used in income per share - diluted	65,617,551	65,297,550	65,578,661	64,892,770

(1)	Refer to page S-17.2, the section titled “Interest Expense, Net” for additional information.
See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Nine Months Ended
Selected Line Item Detail	September 30,		September 30,
(Dollars in thousands)	2016	2015	2016	2015

Rental and other property
Rental	$305,314	$284,026	$896,775	$820,639
Other property	21,764	18,496	62,043	56,213
Rental and other property	$327,078	$302,522	$958,818	$876,852

Property operating expenses
Real estate taxes	$35,580	$33,591	$104,540	$97,820
Administrative and insurance	19,971	19,307	58,933	56,103
Maintenance and repairs	19,406	18,487	55,873	52,650
Utilities	16,811	16,460	47,836	46,209
Property management	7,593	6,274	22,748	18,585
Property operating expenses	$99,361	$94,119	$289,930	$271,367

Interest and other income
Marketable securities and other interest income	$3,879	$3,699	$12,643	$10,152
Gain from sale of marketable securities and other investments	1,033	598	2,876	598
Insurance reimbursements and legal settlements	31	3,070	4,041	4,070
Interest and other income	$4,943	$7,367	$19,560	$14,820

Equity income from co-investments
Equity income from co-investments	$5,055	$2,969	$14,811	$6,176
Income from preferred equity investments	4,513	2,533	11,075	7,640
Gain on sale of co-investment communities	-	-	13,046	-
Co-investment promote income	-	192	-	192
Income from early redemption of preferred equity investments	-	1,485	-	1,954
Equity income from co-investments	$9,568	$7,179	$38,932	$15,962

Noncontrolling interest
Limited partners of Essex Portfolio, L.P.	$2,223	$1,471	$7,457	$5,115
DownREIT limited partners’ distributions	1,423	1,297	4,282	3,894
Third-party ownership interest	955	777	2,744	2,286
Noncontrolling interest	$4,601	$3,545	$14,483	$11,295
See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Funds From Operations (1)	Three Months Ended			Nine Months Ended
(Dollars in thousands, except share and per share amounts and in footnotes)	September 30,			September 30,
	2016	2015	% Change	2016	2015	% Change

Funds from operations attributable to common stockholders and unitholders (FFO)
Net income available to common stockholders	$65,561	$42,323		$215,555	$147,241
Adjustments:
Depreciation and amortization	110,467	116,308		329,847	336,946
Gains not included in FFO	-	-		(33,304)	(41,126)
Deferred tax expense on gain on sale of real estate and land - Taxable REIT Subsidiary activity	-	-		4,279	-
Depreciation add back from unconsolidated co-investments	12,857	12,800		37,337	36,822
Noncontrolling interest related to Operating Partnership units	2,223	1,471		7,457	5,115
Insurance reimbursements (2)	-	(1,751)		-	(1,751)
Depreciation attributable to third party ownership and other (3)	(5)	(253)		(3)	(753)
Funds from operations attributable to common stockholders and unitholders	$191,103	$170,898		$561,168	$482,494
FFO per share-diluted	$2.81	$2.53	11.1%	$8.27	$7.19	15.0%

Components of the change in FFO
Non-core items:
Merger and integration expenses	$-	$-		$-	$3,798
Acquisition and investment related costs	284	381		1,379	1,357
Gain on sale of marketable securities	(1,033)	(598)		(2,876)	(598)
Loss on early retirement of debt	211	-		211	-
Co-investment promote income	-	(192)		-	(192)
Income from early redemption of preferred equity investments	-	(1,485)		-	(1,954)
Excess of redemption value of preferred stock over the carrying value	-	-		2,541	-
Insurance reimbursements, legal settlements, and other, net	(31)	(569)		(4,041)	(2,526)
Core funds from operations attributable to common stockholders and unitholders	190,534	168,435		558,382	482,379
Core FFO per share-diluted	$2.81	$2.49	12.9%	$8.23	$7.19	14.5%

Changes in core items:
Same-property NOI	$15,587			$46,468
Non-same property NOI	4,477			17,685
Management and other fees, net	(11)			(289)
FFO from co-investments	4,123			12,417
Interest and other income	180			2,491
Interest expense	(3,497)			(7,246)
General and administrative	1,482			2,696
Other items, net	(242)			1,781
	$22,099			$76,003

Weighted average number of shares outstanding diluted (4)	67,914,123	67,535,685		67,881,126	67,135,143

(1)	Refer to page S-17.1, the section titled “Funds from Operations (“FFO”)” for additional information on the Company’s definition and use of FFO and Core FFO.
(2)	Insurance reimbursements for replacement costs related to a flood at one of our properties.
(3)
The Company consolidates Hidden Valley and Hillsdale Garden Apartments.  Noncontrolling interest’s share of net operating income in these investments for the three and nine months ended September 30, 2016 was $1.1 million and $3.1 million respectively.

(4)
Assumes conversion of all outstanding operating partnership interests in the Operating Partnership and excludes all DownREIT units for which the Operating Partnership has the ability and intention to redeem the DownREIT limited partnership units for cash and does not consider them to be common stock equivalents.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	September 30, 2016	December 31, 2015

Real Estate:
Land and land improvements	$2,573,923	$2,522,842
Buildings and improvements	10,139,823	9,808,627
	12,713,746	12,331,469
Less: accumulated depreciation	(2,269,834)	(1,949,892)
	10,443,912	10,381,577
Real estate under development	170,972	242,326
Co-investments	1,122,913	1,036,047
Real estate held for sale, net	-	26,879
	11,737,797	11,686,829
Cash and cash equivalents, including restricted	211,055	123,055
Marketable securities and other investments	153,703	137,485
Notes and other receivables	22,941	19,285
Prepaid expenses and other assets	51,700	38,437
Total assets	$12,177,196	$12,005,091

Unsecured debt, net	$3,375,610	$3,088,680
Mortgage notes payable, net	2,209,077	2,215,077
Lines of credit, net (1)	-	11,707
Other liabilities	364,498	307,152
Total liabilities	5,949,185	5,622,616
Redeemable noncontrolling interest	44,109	45,452
Equity:
Common stock	6	6
Cumulative redeemable preferred stock, liquidation value	-	73,750
Additional paid-in capital	7,024,827	7,003,317
Distributions in excess of accumulated earnings	(896,120)	(797,329)
Accumulated other comprehensive loss, net	(40,095)	(42,011)
Total stockholders’ equity	6,088,618	6,237,733
Noncontrolling interest	95,284	99,290
Total equity	6,183,902	6,337,023

Total liabilities and equity	$12,177,196	$12,005,091

(1)
Lines of credit, net excludes unamortized debt issuance costs as of September 30, 2016 as the net effect resulted in a negative debt balance as of September 30, 2016 and was reclassified to prepaid expenses and other assets on the Consolidated Balance Sheet. The net balance at December 31, 2015 resulted in a positive debt balance and is presented on a net basis.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Debt Summary - September 30, 2016
(Dollars in thousands, except in footnotes)

				Scheduled principal payments, unamortized premiums (discounts) and (debt issuance costs) are as follows - excludes lines of credit:

		Weighted Average
	Balance Outstanding	Interest Rate	Maturity in Years		Unsecured	Secured	Unamortized premiums (discounts) and (debt issuance costs)	Total	Weighted Average Interest Rate	Percentage of Total Debt
Unsecured Debt, net
Bonds private - fixed rate	$315,000	4.5%	3.9	2016	$200,000	$7,668	$6,128	$213,796	2.5%	3.8%
Bonds public - fixed rate	2,850,000	3.5%	6.6	2017	365,000	128,007	16,141	509,148	3.0%	9.1%
Term loan (1)	225,000	2.4%	0.2	2018	-	321,328	13,037	334,365	5.4%	6.0%
Unamortized net premiums and debt issuance costs	(14,390)	-	-	2019	75,000	586,954	8,424	670,378	4.3%	12.0%
	3,375,610	3.5%	5.9	2020	-	693,868	3,094	696,962	4.9%	12.5%
Mortgage Notes Payable, net				2021	500,000	51,584	(3,640)	547,944	4.3%	9.8%
Fixed rate - secured	1,869,455	4.8%	3.3	2022	300,000	41,355	(4,095)	337,260	3.7%	6.0%
Variable rate - secured (2)	291,709	1.3%	19.1	2023	600,000	846	(2,316)	598,530	3.6%	10.7%
Unamortized premiums and debt issuance costs	47,913	-	-	2024	400,000	925	(1,613)	399,312	4.0%	7.2%
Total mortgage notes payable	2,209,077	4.3%	5.3	2025	500,000	14,611	(938)	513,673	3.5%	9.2%
				2026	450,000	53,593	(331)	503,262	3.4%	9.0%
Unsecured Lines of Credit, net				Thereafter	-	260,425	(368)	260,057	1.5%	4.7%
Line of credit (3)	-	-
Line of credit (4)	-	-		Total	$3,390,000	$2,161,164	$33,523	$5,584,687	3.8%	100.0%
Unamortized debt issuance costs	(3,559)	-
Total lines of credit (5)	(3,559)	-

Total debt, net	$5,581,128	3.8%

Capitalized interest for the three and nine months ended September 30, 2016 was approximately $3.2 million and $9.4 million, respectively.

(1)
The unsecured term loan has a variable interest rate of LIBOR plus 1.05%. The Company has entered into interest rate swap contracts with a notional amount totaling $225 million, which effectively converts the interest rate on of the term loan to a fixed rate of 2.4%.

(2)	$281.7 million of $291.7 million of variable rate debt is tax exempt to the note holders. $20.7 million is subject to interest rate cap protection agreements.
(3)
The unsecured line of credit facility aggregates to $1 billion. The line matures in December 2019 with one 18-month extension, exercisable at the Company’s option.  The underlying interest rate on this line is based on a tiered rate structure tied to the Company’s corporate ratings and is currently at LIBOR plus 0.90%.

(4)
The unsecured line of credit facility is $25 million. The maturity was extended to January 2018. The underlying interest rate on this line is based on a tiered rate structure tied to the Company’s corporate ratings and is currently at LIBOR plus 0.90%.

(5)
For financial statement purposes, unamortized debt issuance costs related to unsecured lines of credit have been reclassified to prepaid expenses and other assets on the Consolidated Balance Sheet because the net effect resulted in a negative debt balance as of September 30, 2016.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Capitalization Data, Public Bond Covenants, Credit Ratings and Selected Credit Ratios - September 30, 2016
(Dollars and shares in thousands)

Capitalization Data				Public Bond Covenants (1)	Actual	Requirement
Total debt, net			$5,581,128
				Adjusted Debt to Adjusted Total Assets:	39%	< 65%
Common stock and potentially dilutive securities
Common stock outstanding			65,523
Limited partnership units (1)			2,295
Options-treasury method			102	Secured Debt to Adjusted Total Assets:	15%	< 40%
Total shares of common stock and potentially dilutive securities			67,920

Common stock price per share as of September 30, 2016			$222.70
				Interest Coverage:	387%	> 150%
Total equity capitalization			$15,125,784

Total market capitalization			$20,706,912	Unsecured Debt Ratio (2):	279%	> 150%

Ratio of debt to total market capitalization			27.0%
				Selected Credit Ratios (3)	Actual
Credit Ratings
Rating Agency	Rating	Outlook		Net Indebtedness Divided by Adjusted EBITDA:	5.7
Fitch	BBB+	Stable
Moody’s	Baa2 (2)	Positive		Unencumbered NOI to Adjusted Total NOI:	67%
Standard & Poor’s	BBB (3)	Positive
				(1)	Refer to page S-17.4 for additional information on the Company’s Public Bond Covenants.
(1)	Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company’s common stock.			(2)	Unsecured Debt Ratio is unsecured assets (excluding investments in co-investments) divided by unsecured indebtedness.
(2)	As of September 30, 2016. Upgraded to Baa1 in October 2016 with a stable outlook.			(3)	Refer to pages S-17.1 to S-17.4, the section titled “Reconciliations of Non-GAAP Financial Measures and Other Terms” for additional information on the Company’s Selected Credit Ratios.
(3)	As of September 30, 2016. Upgraded to BBB+ in October 2016 with a stable outlook.
See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Portfolio Summary as of September 30, 2016

	Apartment Homes				Average Monthly Rental Rate (1)			Percent of NOI (2)
Region - County	Consolidated (3)	Unconsolidated Co-investments (4)	Apartment Homes in Development (5)	Total	Consolidated	Unconsolidated Co-investments (6)	Total (7)	Consolidated	Unconsolidated Co-investments (6)	Total (7)

Southern California
Los Angeles County	9,438	1,418	-	10,856	$2,285	$1,989	$2,265	19.8%	12.4%	19.2%
Orange County	5,788	1,144	-	6,932	2,030	1,744	2,004	10.9%	8.8%	10.7%
San Diego County	5,203	616	-	5,819	1,806	1,633	1,797	8.8%	4.6%	8.4%
Ventura County	2,897	373	-	3,270	1,667	2,097	1,693	4.8%	3.4%	4.6%
Other Southern CA	623	249	-	872	1,575	1,510	1,564	0.8%	1.6%	0.8%
Total Southern California	23,949	3,800	-	27,749	2,026	1,837	2,012	45.1%	30.8%	43.7%

Northern California
Santa Clara County	6,160	2,477	852	9,489	2,669	2,677	2,670	16.4%	29.7%	17.8%
Alameda County	3,138	1,548	251	4,937	2,435	2,359	2,420	7.5%	14.7%	8.1%
San Mateo County	1,830	197	320	2,347	2,788	2,820	2,790	5.2%	2.7%	4.9%
Contra Costa County	2,270	49	-	2,319	2,249	4,458	2,273	5.0%	0.2%	4.5%
San Francisco	1,341	463	545	2,349	3,043	3,393	3,099	3.6%	7.5%	4.0%
Other Northern CA	126	-	-	126	2,383	-	2,383	0.3%	-	0.3%
Total Northern California	14,865	4,734	1,968	21,567	2,602	2,671	2,611	38.0%	54.8%	39.6%

Seattle Metro	10,239	1,958	-	12,197	1,714	1,603	1,704	16.9%	14.4%	16.7%

Total	49,053	10,492	1,968	61,513	$2,135	$2,181	$2,140	100.0%	100.0%	100.0%

(1)
Average monthly rental rate is defined as the total potential monthly rental revenue (actual rent for occupied apartment homes plus market rent for vacant apartment homes) divided by the number of apartment homes.

(2)	Actual NOI for the quarter ended September 30, 2016. See the section titled “Net Operating Income (“NOI”) and Same-Property NOI Reconciliations” on page S-17.3.
(3)	Includes all apartment communities with rents.
(4)	Includes one rental income producing development community in lease-up which consists of 255 apartment homes.
(5)	Includes development communities with no rental income.
(6)	Co-investment amounts weighted for Company’s pro rata share.
(7)	At Company’s pro rata share.
See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Operating Income by Quarter (1)
(Dollars in thousands, except in footnotes)

	Apartment Homes	Q3 ‘16	Q2 ‘16	Q1 ‘16	Q4 ‘15	Q3 ‘15

Rental and other property revenues:
Same-property	45,517	$291,617	$284,856	$279,745	$276,664	$272,899
Acquisitions (2)	2,232	17,821	17,463	15,856	12,941	11,594
Development (3)	624	7,108	6,780	6,292	5,146	4,801
Redevelopment	680	4,649	4,609	4,406	4,293	4,214
Non-residential/other, net (4)	-	5,883	5,854	5,879	9,602	9,014
Total rental and other property revenues	49,053	327,078	319,562	312,178	308,646	302,522

Property operating expenses:
Same-property		88,356	85,511	84,256	85,109	85,225
Acquisitions (2)		6,367	6,013	5,575	4,312	4,032
Development (3)		2,342	2,299	2,108	1,383	1,452
Redevelopment		1,204	1,466	1,507	1,653	1,611
Non-residential/other, net (4) (5)		1,092	790	1,044	(316)	1,799
Total property operating expenses		99,361	96,079	94,490	92,141	94,119

Net operating income (NOI):
Same-property		203,261	199,345	195,489	191,555	187,674
Acquisitions (2)		11,454	11,450	10,281	8,629	7,562
Development (3)		4,766	4,481	4,184	3,763	3,349
Redevelopment		3,445	3,143	2,899	2,640	2,603
Non-residential/other, net (4)		4,791	5,064	4,835	9,918	7,215
Total NOI		$227,717	$223,483	$217,688	$216,505	$208,403

Same-property metrics
Operating margin		70%	70%	70%	69%	69%
Annualized turnover (6)		63%	56%	45%	45%	61%
Financial occupancy (7)		96.5%	96.0%	96.0%	96.0%	96.0%

(1)	Includes consolidated communities only.
(2)	Acquisitions include properties acquired which did not have comparable stabilized results as of January 1, 2015.
(3)	Development includes properties developed which did not have comparable stabilized results as of January 1, 2015.
(4)	Other real estate assets consists mainly of retail space, commercial properties, boat slips, held for sale properties, and disposition properties.
(5)
Includes other expenses and intercompany eliminations pertaining to self-insurance. In Q4'15 there were $1.9 million in reductions to operating expenses related to changes in prior period property tax estimates.

(6)	Annualized turnover is defined as the number of apartment homes turned over during the quarter, annualized, divided by the total number of apartment homes.
(7)
Financial occupancy is defined as the percentage resulting from dividing actual rental revenue by total potential rental revenue (actual rent for occupied apartment homes plus market rent for vacant apartment homes).

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Same-Property Results by County - Third Quarter 2016 vs. Third Quarter 2015 and Second Quarter 2016
(Dollars in thousands, except average monthly rental rates)

			Average Monthly Rental Rate			Financial Occupancy			Gross Revenues			Sequential Gross Revenues
Region - County	Apartment Homes	Q3 '16 % of Actual NOI	Q3 '16	Q3 '15	% Change	Q3 '16	Q3 '15	% Change	Q3 '16	Q3 '15	% Change	Q2 '16	% Change

Southern California
Los Angeles County	7,443	17.3%	$2,253	$2,147	4.9%	96.6%	95.6%	1.0%	$50,848	$47,734	6.5%	$49,712	2.3%
Orange County	5,788	11.9%	2,030	1,932	5.1%	96.6%	96.2%	0.4%	35,716	33,835	5.6%	34,954	2.2%
San Diego County	4,961	9.1%	1,788	1,689	5.9%	96.8%	95.3%	1.6%	27,386	25,266	8.4%	26,530	3.2%
Ventura County	2,897	5.2%	1,667	1,587	5.0%	97.0%	96.4%	0.6%	14,994	14,170	5.8%	14,657	2.3%
Other Southern CA	623	0.8%	1,575	1,483	6.2%	91.0%	92.2%	-1.3%	2,766	2,676	3.4%	2,947	-6.1%
Total Southern California	21,712	44.3%	1,990	1,891	5.2%	96.6%	95.7%	0.9%	131,710	123,681	6.5%	128,800	2.3%

Northern California
Santa Clara County	5,874	17.3%	2,661	2,523	5.5%	96.7%	96.3%	0.4%	47,445	44,794	5.9%	46,816	1.3%
Alameda County	2,914	7.4%	2,411	2,264	6.5%	95.7%	95.8%	-0.1%	21,443	19,983	7.3%	21,093	1.7%
San Mateo County	1,566	4.7%	2,677	2,525	6.0%	97.1%	96.2%	0.9%	13,015	12,099	7.6%	12,614	3.2%
Contra Costa County	2,270	5.5%	2,249	2,110	6.6%	96.8%	96.8%	0.0%	15,668	14,625	7.1%	15,274	2.6%
San Francisco	816	2.0%	2,447	2,355	3.9%	95.5%	96.1%	-0.6%	5,921	5,745	3.1%	5,833	1.5%
Other Northern CA	126	0.3%	2,383	2,126	12.1%	93.8%	95.5%	-1.8%	870	791	10.0%	851	2.2%
Total Northern California	13,566	37.2%	2,525	2,384	5.9%	96.5%	96.2%	0.3%	104,362	98,037	6.5%	102,481	1.8%

Seattle Metro	10,239	18.5%	1,714	1,582	8.3%	96.1%	96.1%	0.0%	55,545	51,181	8.5%	53,575	3.7%

Total Same-Property	45,517	100.0%	$2,087	$1,969	6.0%	96.5%	96.0%	0.5%	$291,617	$272,899	6.9%	$284,856	2.4%
See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Same-Property Revenue Results by County - Nine months ended September 30, 2016 vs. Nine months ended September 30, 2015
(Dollars in thousands, except average monthly rental rates)

		YTD	Average Monthly Rental Rate			Financial Occupancy			Gross Revenues
Region - County	Apartment Homes	2016 % of Actual NOI	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change

Southern California
Los Angeles County	7,443	17.2%	$2,226	$2,109	5.5%	96.1%	95.7%	0.4%	$149,817	$140,524	6.6%
Orange County	5,788	12.1%	1,999	1,898	5.3%	96.3%	96.2%	0.1%	105,107	100,059	5.0%
San Diego County	4,961	9.0%	1,757	1,653	6.3%	96.1%	95.3%	0.8%	79,898	74,371	7.4%
Ventura County	2,897	5.3%	1,645	1,556	5.7%	96.5%	96.3%	0.2%	44,123	41,723	5.8%
Other Southern CA	623	0.9%	1,547	1,447	6.9%	95.7%	96.0%	-0.3%	8,666	8,189	5.8%
Total Southern California	21,712	44.5%	1,961	1,856	5.7%	96.2%	95.8%	0.4%	387,611	364,866	6.2%

Northern California
Santa Clara County	5,874	17.5%	2,627	2,454	7.0%	96.5%	96.3%	0.2%	140,218	130,573	7.4%
Alameda County	2,914	7.4%	2,376	2,186	8.7%	95.8%	96.1%	-0.3%	63,150	58,164	8.6%
San Mateo County	1,566	4.6%	2,638	2,453	7.5%	96.4%	96.3%	0.1%	38,067	35,273	7.9%
Contra Costa County	2,270	5.4%	2,207	2,043	8.0%	96.7%	96.5%	0.2%	45,912	42,483	8.1%
San Francisco	816	2.0%	2,425	2,299	5.5%	94.6%	95.2%	-0.6%	17,507	16,755	4.5%
Other Northern CA	126	0.3%	2,274	2,000	13.7%	96.5%	96.9%	-0.4%	2,560	2,271	12.7%
Total Northern California	13,566	37.2%	2,489	2,314	7.6%	96.3%	96.2%	0.1%	307,414	285,519	7.7%

Seattle Metro	10,239	18.3%	1,666	1,541	8.1%	95.9%	96.1%	-0.2%	161,193	149,661	7.7%

Total Same-Property	45,517	100.0%	$2,052	$1,921	6.8%	96.2%	96.0%	0.2%	$856,218	$800,046	7.0%
See Company's 10-K and 10-Q for additional disclosures
S-9.1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Same-Property Operating Expenses - Quarter and Year to Date as of September 30, 2016 and 2015
(Dollars in thousands)

	Q3 '16	Q3 '15	% Change	% of Op. Ex.	YTD 2016	YTD 2015	% Change	% of Op. Ex.

Same-property operating expenses:
Real estate taxes	$30,447	$29,477	3.3%	34.5%	$88,911	$86,978	2.2%	34.4%
Maintenance and repairs	17,469	16,889	3.4%	19.8%	50,495	48,395	4.3%	19.6%
Administrative	15,841	15,590	1.6%	17.9%	46,823	45,582	2.7%	18.1%
Utilities	14,898	14,745	1.0%	16.9%	42,810	41,924	2.1%	16.6%
Management fees (1)	6,867	5,668	21.2%	7.8%	20,582	16,981	21.2%	8.0%
Insurance	2,834	2,856	-0.8%	3.1%	8,502	8,559	-0.7%	3.3%
Total same-property operating expenses	$88,356	$85,225	3.7%	100.0%	$258,123	$248,419	3.9%	100.0%

(1)	Reflects the Company's change to property management fee allocation.
See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Development Pipeline - September 30, 2016
(Dollars in millions, except per apartment home amounts in thousands and except in footnotes)

Project Name	Location	Ownership %	Estimated Apartment Homes	Estimated Commercial sq. feet	Incurred to Date	Remaining Costs	Estimated Total Cost	Essex Est. Total Cost (1)	Cost per Apartment Home (2)	Average % Occupied (3)	% Leased (3)	Construction Start	Initial Occupancy	Stabilized Operations

Development Projects - Consolidated (4)
Station Park Green (5)	San Mateo, CA	100%	320	35,000	$67	$172	$239	$239	$693	0.0%	0.0%	Q3 2015	Q1 2018	Q4 2018
Gateway Village (6)	Santa Clara, CA	100%	476	-	32	194	226	226	475	0.0%	0.0%	Q3 2016	Q2 2018	Q3 2019
Total Development Projects - Consolidated			796	35,000	99	366	465	465	584

Land Held for Future Development - Consolidated
Other Projects (5)	Various	100%			77	-	77	77
Total Development Pipeline - Consolidated			796	35,000	176	366	542	542

Development Projects/Land Held for Future Development - Joint Venture (4)
The Galloway (at Owens)	Pleasanton, CA	55%	255	5,729	84	5	89	49	341	11.8%	59.0%	Q3 2014	Q2 2016	Q2 2017
The Galloway (at Hacienda)	Pleasanton, CA	55%	251	-	63	23	86	47	343	0.0%	0.0%	Q1 2015	Q1 2017	Q1 2018
Century Towers	San Jose, CA	50%	376	2,006	134	38	172	86	456	0.0%	0.0%	Q3 2014	Q1 2017	Q1 2018
500 Folsom (7)	San Francisco, CA	50%	545	6,000	95	320	415	208	751	0.0%	0.0%	Q4 2015	Q4 2018	Q2 2020
Total Development Projects - Joint Venture			1,427	13,735	376	386	762	390	$528

Grand Total - Development Pipeline			2,223	48,735	$552	$752	$1,304	932
Essex Cost Incurred to Date								(371)
Essex Remaining Commitment								$561

(1)	The Company's share of the estimated total costs of the project.
(2)	Net of the estimated allocation to the retail component of the project.
(3)	Calculations are based on multifamily operations only and are as of September 30, 2016. As of October 24, 2016, Galloway (at Owens) was 64% leased.
(4)
For the third quarter of 2016, the Company's cost includes $3.0 million of capitalized interest, $0.9 million of capitalized overhead and $0.8 million of development fees (such development fees reduced G&A expenses).

(5)	Reflects development of phases one and two. Costs incurred for phases three and four, which consist of 279 apartment homes, are included in Land Held for Future Development.
(6)	Cost incurred to date does not include a deduction of $4.7 million for accumulated depreciation recorded during the period when the property was held as a retail operating asset.
(7)	Estimated total cost is net of a projected value for low income housing tax credit proceeds and tax exempt bonds.
See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Redevelopment Pipeline - September 30, 2016
(Dollars in thousands)

		Total	Estimated	Estimated		NOI
	Apartment	Incurred	Remaining	Total	Project	For the nine months ended
Region/Project Name	Homes	To Date	Cost	Cost	Start Date	2016	2015

Same-property - Redevelopment Projects (1)
Southern California
Hamptons	215	$11,900	$11,700	$23,600	Q1 2014
The Hallie (formerly Monterras)	292	22,200	4,200	26,400	Q1 2014
Seattle Metro
Park Highland	250	9,500	3,000	12,500	Q4 2014
Total Same-Property - Redevelopment Projects	757	$43,600	$18,900	$62,500		$11,478	$10,009

Non-same property - Redevelopment Projects
Southern California
Bunker Hill Towers	456	$52,600	$34,800	$87,400	Q3 2013
Total Non-Same Property - Redevelopment Projects	456	$52,600	$34,800	$87,400		$5,323	$4,346

(1)	Redevelopment activities are ongoing at these communities, but the communities have stabilized operations, therefore results are classified in same-property results.
See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Capital Expenditures - September 30, 2016
(Dollars in thousands, except in footnotes and per apartment home amounts)

Revenue Generating Capital Expenditures (1) (2)	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Trailing 4 Quarters
Same-property portfolio	$13,029	$13,077	$15,460	$23,132	$64,698
Non-same property portfolio	7,196	6,260	8,221	8,999	30,676
Total revenue generating capital expenditures	$20,225	$19,337	$23,681	$32,131	$95,374

Number of same-property interior renovations completed	737	869	813	618	3,037
Number of total consolidated interior renovations completed	855	939	917	704	3,415

Non-Revenue Generating Capital Expenditures (3)	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Trailing 4 Quarters

Non-revenue generating capital expenditures	$18,520	$16,595	$5,312	$14,533	$54,960
Average apartment homes in quarter	49,053	49,053	48,933	48,686	48,931
Capital expenditures per apartment homes in the quarter	$378	$338	$109	$299	$1,123

(1)	The Company incurred $0.2 million of capitalized interest, $2.9 million of capitalized overhead and $0.2 million of co-investment redevelopment fees related to redevelopment in Q3 2016.
(2)
Represents revenue generating or expense saving expenditures such as full-scale redevelopments shown on page S-12, interior unit turn renovations, enhanced amenities and certain resource management initiatives.

(3)	Represents roof replacements, paving, building and mechanical systems, exterior painting, siding, etc.
See Company's 10-K and 10-Q for additional disclosures
S-12.1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Co-investments - September 30, 2016	Essex		Total		Essex	Weighted	Remaining	For the Three	For the Nine
(Dollars in thousands)	Ownership	Apartment	Undepreciated	Debt	Book	Average	Term of	Months Ended	Months Ended
	Percentage	Homes	Book Value	Amount	Value	Borrowing Rate	Debt (in Years)	September 30, 2016	September 30, 2016
Operating Non-Consolidated Joint Ventures								NOI

Wesco I, LLC	50.0%	2,275	$565,442	$307,413	$94,078	3.7%	8.7	$9,449	$27,924
Wesco III, LLC	50.0%	993	245,494	133,736	47,585	3.3%	4.0	3,531	10,592
Wesco IV, LLC	50.0%	1,116	301,819	153,608	60,868	3.8%	4.4	4,801	14,323
BEXAEW, LLC	50.0%	2,191	404,186	240,767	66,346	3.3%	4.4	7,081	21,435
CPPIB	55.0%	1,977	781,417	-	426,259	-	-	11,011	31,938
Palm Valley	50.0%	1,098	370,832	221,736	68,403	2.5%	0.3	5,863	16,273
Other	50.0% - 55.0%	587	201,707	139,268	31,319	2.7%	1.8	3,009	8,782
Total Operating Non-Consolidated Joint Ventures		10,237	$2,870,897	$1,196,528	$794,858	3.3%	4.4	$44,745	$131,267
Development Non-Consolidated Joint Ventures (1)	50.0% - 55.0%	1,427	375,870	64,406	141,666	3.3%	0.9	304	271
Total Non-Consolidated Joint Ventures		11,664	$3,246,767	$1,260,934	$936,524			$45,049	$131,538

								Essex Portion of NOI and Expenses
NOI								$22,970	$67,493
Depreciation								(12,857)	(37,337)
Interest expense and other								(5,058)	(15,345)
Gain on sale of co-investments								-	13,046
Net income from operating co-investments								$5,055	$27,857

						Weighted Average Preferred Return	Weighted Average Expected Term	Income from Preferred Equity Investments
Income from preferred equity investments								$4,513	$11,075
Preferred Equity Investments (2)					$186,389	10.4%	2.8	$4,513	$11,075

Total Co-investments					$1,122,913			$9,568	$38,932

(1)	The Company has interests in four development co-investments, which are detailed on S-11.
(2)	As of September 30, 2016 the Company has invested in eleven preferred equity investments.
See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Assumptions for 2016 FFO Guidance Range
Q3 2016 Earnings Results Supplement

The guidance projections below are based on current expectations and are forward-looking.  The guidance is given for Total and Core FFO.  See pages S-17.1 to S-17.4 for the definitions of non-GAAP financial measures and other terms as well as the reconciliations of earnings per share to FFO per share and Core FFO per share.

(Dollars in thousands, except per share data) (1)	YTD	2016 Guidance Range
	Actuals	Low End	High End	Comments Regarding Changes to Guidance
Net Operating Income ("NOI")
Total NOI from consolidated communities	$668,888	$896,600	$899,000	Includes actual results through Sept and same-property NOI growth of 7.9% to 8.3% for the full year. Includes investment activity through Oct.

Management Fees	6,145	8,100	8,300

Interest Expense
Interest expense, before capitalized interest	(165,059)	(221,100)	(220,300)
Forecasted interest capitalized	9,412	12,400	12,800
Net interest expense	(155,647)	(208,700)	(207,500)

Recurring Income and Expenses
Interest and other income	12,643	16,500	16,900
FFO from co-investments	63,223	85,900	86,700	Includes actual results through Sept and investment activity completed through Oct.
General and administrative expense	(28,527)	(40,400)	(41,400)
Preferred dividends and non-controlling interest	(8,343)	(10,800)	(10,600)
Total recurring income and expenses	38,996	51,200	51,600

Non-Core Income and Expenses
Gain on sales of marketable securities and land	2,876	2,876	2,876
Loss on early retirement of debt and redemption costs	(2,752)	(2,752)	(2,752)
Acquisition and investment related costs	(1,379)	(1,700)	(2,300)
Other non-core adjustments	4,041	4,041	4,041
Total non-core income and expenses	2,786	2,465	1,865

Funds from Operations attributable to common stockholders and unitholders	$561,168	$749,665	$753,265

Funds from Operations per diluted share	$8.27	$11.03	$11.09

% Change - Funds from Operations	15.0%	13.5%	14.1%

Core Funds from Operations attributable to common stockholders and unitholders	$558,382	$747,200	$751,400

Core Funds from Operations per diluted share	$8.23	$11.00	$11.06

% Change - Core Funds from Operations	14.5%	12.0%	12.6%

EPS - Diluted (2)	$3.29	$4.24	$4.30

Weighted average shares outstanding	67,881	67,950	67,950

(1)	All non-core items are excluded from the YTD actuals and included in the non-core income and expense section of the FFO reconciliation.
(2)	See page S-17.3 for a reconciliation to EPS.
See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Summary of Apartment Community Acquisitions and Dispositions Activity
Year to date as of September 30, 2016
(Dollars in thousands, except average rent amounts and in footnotes)

Acquisitions	Location	Apartment Homes	Essex Ownership Percentage			Contract Price		Price per Apartment Home	Average Rent

Property Name				Entity	Date

Mio	San Jose, CA	103	100.0%	EPLP	Jan-16	$51,300		$498	$2,888
Form 15	San Diego, CA	242	100.0%	EPLP	Mar-16	97,400		402	2,221
	Q1 2016	345				$148,700		$431

Dispositions (1)		Apartment Homes	Essex Ownership Percentage			Sales Price
								Price per Apartment Home
Property Name	Location			Entity	Date

The Heights	Chino Hills, CA	332	50.0%	JV	Jan-16	$93,800	(2)	283
Harvest Park	Santa Rosa, CA	104	100.0%	EPLP	Feb-16	30,500		293
	Q1 2016	436				$124,300		$285

Canyon Creek	Northridge, CA	200	50.0%	JV	Apr-16	$53,500	(2)	268
	Q2 2016	200				$53,500		$268

(1)	In January 2016, the Company sold its former headquarters office building, located in Palo Alto, CA for gross proceeds of $18.0 million.
(2)	The Heights and Canyon Creek sales prices represent the total sales price at 100%.
See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Preliminary 2017 MSA Level Forecast: Supply, Jobs, and Apartment Market Conditions

	Residential Supply (1)					Job Forecast (2)		Market Forecast (3)
Market	New MF Supply	New SF Supply	Total Supply	% of MF Supply to MF Stock	% of Total Supply to Total Stock	Est. New Jobs	% Growth	Economic Rent Growth

Los Angeles	10,750	6,550	17,300	0.7%	0.5%	91,700	2.1%	4.2%
Orange	6,550	4,650	11,200	1.6%	1.0%	36,400	2.3%	4.2%
San Diego	3,200	3,900	7,100	0.7%	0.6%	34,150	2.4%	5.2%
Ventura	450	375	825	0.7%	0.3%	5,100	1.7%	3.9%
So. Cal.	20,950	15,475	36,425	1.0%	0.6%	167,350	2.2%	4.4%

San Francisco	4,750	700	5,450	1.3%	0.8%	22,500	2.1%	2.2%
Oakland	2,850	5,250	8,100	0.9%	0.8%	19,000	1.7%	2.4%
San Jose	3,250	2,350	5,600	1.4%	0.8%	26,850	2.5%	2.6%
No. Cal.	10,850	8,300	19,150	1.2%	0.8%	68,350	2.2%	2.5%

Seattle	10,950	8,650	19,600	2.3%	1.6%	44,600	2.7%	4.6%

Weighted Average (4)	42,750	32,425	75,175	1.3%	0.9%	280,300	2.3%	3.8%

All data are based on Essex Property Trust, Inc. forecasts.
U.S. Economic Assumptions: 2017 G.D.P. Growth: 2.2%, 2017 Job Growth: 1.6%
(1)
Residential Supply: total supply includes the Company's estimate of actual multifamily deliveries including properties with 50+ units and excludes student, senior and 100% affordable housing communities.  Single family estimates based on an average trailing 12 month single family permit. Previous presentations had included multifamily deliveries of 100+ units and excluded student, senior and 100% affordable housing.

(2)	Job Forecast: refers to the difference between total non-farm industry employment (not seasonally adjusted) projected 4Q over 4Q, expressed as total new jobs and growth rates.
(3)	Market Forecast: the estimated rent growth represents the forecasted change in effective market rents for full year 2017 vs 2016 (excludes submarkets not targeted by Essex).
(4)	Weighted Average: markets weighted by scheduled rent in the Company's Portfolio.
See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Reconciliations of Non-GAAP Financial Measures and Other Terms

Adjusted EBITDA Reconciliation

Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization) is a component of the credit ratio, "Net Indebtedness Divided by Adjusted EBITDA", presented on page S-6, in the section titled "Selected Credit Ratios", and it is not intended to be a measure of free cash flow for our management’s discretionary use, as it does not consider certain cash requirements such as income tax payments, debt service requirements, capital expenditures and other fixed charges. Adjusted EBITDA is not a recognized measurement under U.S. GAAP. Because not all companies use identical calculations, our presentation of Adjusted EBITDA may not be comparable to similarly titled measures of other companies.

The reconciliation of Adjusted EBITDA to Net Income available to common stockholders is presented in the table below (Dollars in thousands):

Three Months Ended
September 30,
2016
Net income available to common stockholders	$65,561
Add: Net income attributable to noncontrolling interest	4,601
Net Income	70,162
Adjustments:
Acquisition and investment related costs	284
Depreciation and amortization	110,467
Equity income from co-investments	(5,055)
Gain from sale of marketable securities	(1,033)
Insurance reimbursements	(31)
Interest expense, net (1)	53,550
Adjusted EBITDA	$228,344

(1)	Interest expense, net includes items such as gains on derivatives and the amortization of deferred charges.

Encumbered

Encumbrance means any mortgage, deed of trust, lien, charge, pledge, security interest, security agreement or other encumbrance of any kind.

Funds From Operations ("FFO")

FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), is generally considered by industry analysts as an appropriate measure of performance of an equity REIT. Generally, FFO adjusts the net income of equity REITs for non-cash charges such as depreciation and amortization of rental properties, impairment charges, gains/losses on sales of real estate and extraordinary items. Management considers FFO and FFO which excludes merger, integration and acquisition costs and items that are not routine or not related to the Company’s core business activities, which is referred to as “Core FFO”, to be useful financial performance measurements of an equity REIT because, together with net income and cash flows, FFO and Core FFO provide investors with additional bases to evaluate the operating performance and ability of a REIT to incur and service debt and to fund acquisitions and other capital expenditures and the ability to pay dividends.

See Company's 10-K and 10-Q for additional disclosures
S-17.1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Reconciliations of Non-GAAP Financial Measures and Other Terms

Funds From Operations ("FFO") - continued

FFO and Core FFO do not represent net income or cash flows from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not intended to indicate whether cash flows will be sufficient to fund cash needs. These measures should not be considered as an alternative to net income as an indicator of the REIT's operating performance or to cash flows as a measure of liquidity. FFO and Core FFO do not measure whether cash flow is sufficient to fund all cash needs including principal amortization, capital improvements and distributions to shareholders. FFO and Core FFO do not represent cash flows generated from operating, investing or financing activities as defined under U.S. GAAP. Management has consistently applied the NAREIT definition of FFO to all periods presented. However, there is judgment involved and other REITs’ calculation of FFO may vary from the NAREIT definition for this measure, and thus their disclosures of FFO may not be comparable to the Company’s calculation.

The reconciliation of diluted FFO and Core FFO are detailed on page S-3 in the section titled "Consolidated Funds From Operations".

Interest Expense, Net

Interest expense, net is a U.S. GAAP measure and is presented on page S-1 titled "Consolidated Operating Results". Interest expense, net includes items such as gains on derivatives and the amortization of deferred charges and is presented in the table below (Dollars in thousands):

	Three Months Ended	Nine Months Ended
	September 30,	September 30,
	2016	2016
Interest expense	$(56,693)	$(164,727)
Adjustments:
Total return swap income	3,143	9,080
Interest expense, net	$(53,550)	$(155,647)

Net Indebtedness Divided by Adjusted EBITDA

This credit ratio is presented on page S-6 in the section titled "Selected Credit Ratios". This credit ratio is calculated by dividing net indebtedness by Adjusted EBITDA, as annualized based on the most recent quarter, and adjusted for estimated net operating income from properties acquired during the quarter. This ratio is presented by the Company because it provides rating agencies and investors an additional means of comparing the Company's ability to service debt obligations to that of other companies. Net indebtedness is total debt, net less unamortized premiums, discounts, debt issuance costs, unrestricted cash and cash equivalents, and marketable securities. The reconciliation of Adjusted EBITDA is set forth in "Adjusted EBITDA Reconciliation" above. The calculation of this credit ratio and a reconciliation of net indebtedness to total debt, net is presented in the table below (Dollars in thousands):

Total debt, net	$5,581,128
Adjustments:
Unamortized premiums, discounts, and debt issuance costs	(29,964)
Cash and cash equivalents-unrestricted	(195,167)
Marketable securities	(153,703)
Net Indebtedness	$5,202,294

Adjusted EBITDA, annualized (1)	$913,376

Net Indebtedness Divided by Adjusted EBITDA, annualized	5.7

(1)	Based on the amount for the most recent quarter, multiplied by four.

See Company's 10-K and 10-Q for additional disclosures
S-17.2

E S S E X  P R O P E R T Y  T R U S T, I N C.

Reconciliations of Non-GAAP Financial Measures and Other Terms

Net Operating Income ("NOI") and Same-Property NOI Reconciliations

Net Operating Income ("NOI") and Same-property NOI are considered by management to be an important supplemental performance measures to earnings from operations included in the Company’s consolidated statements of income. The presentation of same-property NOI assists with the presentation of the Company’s operations prior to the allocation of depreciation and any corporate-level or financing-related costs. NOI reflects the operating performance of a community and allows for an easy comparison of the operating performance of individual communities or groups of communities. In addition, because prospective buyers of real estate have different financing and overhead structures, with varying marginal impacts to overhead by acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or group of assets. The Company defines same-property NOI as same-property revenue less same-property operating expenses, including property taxes. Please see the reconciliation of earnings from operations to same-property NOI, which in the table below is the NOI for stabilized properties consolidated by the Company for the periods presented (Dollars in thousands):

	Q3'16	YTD 2016	Q3'15	YTD 2015
Earnings from operations	$109,412	$315,280	$82,689	$238,970
Adjustments:
Depreciation and amortization	110,467	329,847	116,308	336,946
Management and other fees	(2,093)	(6,145)	(2,104)	(6,809)
General and administrative	9,647	28,527	11,129	31,223
Merger and integration expenses	-	-	-	3,798
Acquisition and investment related costs	284	1,379	381	1,357
NOI	227,717	668,888	208,403	605,485
Less: Non-same property NOI	(24,456)	(70,793)	(20,729)	(53,858)
Same-Property NOI	$203,261	$598,095	$187,674	$551,627

Projected EPS, FFO and Core FFO per diluted share

With respect to the Company's guidance regarding its projected FFO and Core FFO for the fourth quarter of 2016 and full-year 2016, which guidance is set forth in the earnings release for the third quarter of 2016 and on page S-14 of this supplement, a reconciliation of projected net income per share to projected FFO per share and projected Core FFO per share, as set forth in such guidance, is presented in the table below.

		2016 Guidance Range
	YTD Actual	4th Quarter 2016		Full Year 2016
		Low	High	Low	High
EPS - diluted	$3.29	$0.95	$1.01	$4.24	$4.30
Conversion from GAAP share count	(0.11)	(0.04)	(0.04)	(0.15)	(0.15)
Depreciation & amortization expense	5.41	1.82	1.82	7.23	7.23
Noncontrolling interests related to Operating Partnership units	0.11	0.03	0.03	0.14	0.14
Gains on sale of real estate	(0.49)	-	-	(0.49)	(0.49)
Deferred tax expense	0.06	-	-	0.06	0.06
FFO per share - diluted	8.27	2.76	2.82	11.03	11.09
Gains on sales of marketable securities	(0.04)	-	-	(0.04)	(0.04)
Excess of redemption value of preferred stock over carrying value	0.04	-	-	0.04	0.04
Acquisition and investment related costs	0.02	0.01	0.01	0.03	0.03
Other non-core adjustments	(0.06)	-	-	(0.06)	(0.06)

Core FFO per share - diluted	$8.23	$2.77	$2.83	$11.00	$11.06

See Company's 10-K and 10-Q for additional disclosures
S-17.3

E S S E X  P R O P E R T Y  T R U S T, I N C.

Reconciliations of Non-GAAP Financial Measures and Other Terms

Public Bond Covenants

Public Bond Covenants refers to certain covenants set forth in instruments governing the Company's unsecured indebtedness. These instruments require the Company to meet specified financial covenants, including covenants relating to net worth, fixed charge coverage, debt service coverage, the amounts of total indebtedness and secured indebtedness, leveraged and certain investment limitations. These covenants may restrict the Company's ability to expand or fully pursue its business strategies. The Company's ability to comply with these covenants may be affected by changes in the Company's operating and financial performance, changes in general business and economic conditions, adverse regulatory developments or other events adversely impacting it. The breach of any of these covenants could result in a default under the Company's indebtedness, which could cause those and other obligations to become due and payable. If any of the Company's indebtedness is accelerated, it may not be able to repay it. For risks related to failure to comply with these covenants, see "Item 1A: Risk Factors - Risks related to Our Indebtedness and Financing" in the Company's Annual Report on Form 10-K and other reports filed by the Company with the Securities and Exchange Commission ("SEC").

The ratios set forth on page S-6 in the section titled "Public Bond Covenants" are provided only to show the Company's compliance with certain specified covenants that are contained in indentures related to the Company's issuance of Senior Notes, which indentures are filed by the Company with the SEC. See, for example, the Indenture dated April 11, 2016, filed by the company as Exhibit 4.1 to the Company's Form 8-K, filed on April 11, 2016. These ratios should not be used for any other purpose, including without limitation to evaluate the Company's financial condition or results of operations, nor do they indicate the Company's covenant compliance as of any other date or for any other period. The capitalized terms in the disclosure are defined in the Indentures filed by the Company via Form 8-Ks and may differ materially from similar terms used by other companies that present information about their covenant compliance.

Secured Debt

Secured Debt means Debt of the Company or any of its Subsidiaries which is secured by an Encumbrance on any property or assets of the Company or any of its Subsidiaries. The calculation of Secured Debt is set forth on page S-5.

Unencumbered NOI to Adjusted Total NOI

This ratio is presented on page S-6 in the section titled "Selected Credit Ratios". Unencumbered NOI means the sum of NOI for those real estate assets which are not subject to an Encumbrance securing Debt. The ratio of Unencumbered NOI to Adjusted Total NOI for the three months ended September 30, 2016, annualized, is calculated by dividing Unencumbered NOI, annualized for the three months ended September 30, 2016 and as further adjusted for pro forma NOI for properties acquired during the recent quarter, by Adjusted Total NOI as annualized. The calculation and reconciliation of NOI is set forth in "Net Operating Income ("NOI") and Same-Property NOI Reconciliation" above. This ratio is presented by the Company because it provides rating agencies and investors an additional means of comparing the Company's ability to service debt obligations to that of other companies. The calculation of this ratio is presented in the table below (Dollars in thousands):
Annualized
Q3'16 (1)
NOI	$910,868
Adjustments:
Other, Net	(4,787)
Adjusted Total NOI	906,081
Less: Encumbered NOI	(299,591)
Unencumbered NOI	$606,490

Encumbered NOI	$299,591
Unencumbered NOI	606,490
Adjusted Total NOI	$906,081

Unencumbered NOI to Adjusted Total NOI	67%

(1)	This table is based on the amounts for the most recent quarter, multiplied by four.

See Company's 10-K and 10-Q for additional disclosures
S-17.4